Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                  Act of 1934

Filed by the registrant |X|
Filed by a party other than the registrant |_|


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|_|  Preliminary proxy statement
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     Rule 14a-6(e)(2))
|X|  Definitive proxy statement
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|_|  Soliciting material pursuant to Rule 14a-12


                         First Bancorp of Indiana, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

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




                                October 16, 2001





Dear Shareholder:

         You are cordially invited to attend the annual meeting of shareholders of First Bancorp of Indiana, Inc. The meeting will be held at the North Side office of First Federal Savings Bank at 4451 N. First Avenue, Evansville, Indiana on Wednesday, November 21, 2001 at 10:00 a.m., local time.

         The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of BKD LLP, the Company's independent auditors, will be present to respond to appropriate questions of shareholders.

         It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

         We look forward to seeing you at the meeting.

                                         Sincerely,



                                         /s/ Harold Duncan
                                         -----------------
                                         Harold Duncan
                                         President and Chief Executive Officer

                         FIRST BANCORP OF INDIANA, INC.
                             2200 W. Franklin Street
                            Evansville, Indiana 47712
                                 (812) 423-3196

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


         On Wednesday, November 21, 2001, First Bancorp of Indiana, Inc. ("Company") will hold its annual meeting of shareholders at the North Side office of First Federal Savings Bank at 4451 N. First Avenue, Evansville, Indiana. The meeting will begin at 10:00 a.m., local time. At the meeting shareholders will consider and act on the following:

         1.   The election of two directors to serve for a term of three years;

         2. The approval of the amendment to the First Bancorp of Indiana, Inc. 1999 Stock-Based Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance under the plan by 50,000;

         3. The ratification of the appointment of BKD LLP as independent auditors for the Company for the fiscal year ending June 30, 2002; and

         4.   Such other business that may properly come before the meeting.

         NOTE:The Board of Directors is not aware of any other business to come before the meeting.

         Shareholders of record at the close of business on September 17, 2001 are entitled to receive notice of the meeting and to vote at the meeting and any adjournment or postponement of the meeting.

         Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.


                                             BY ORDER OF THE BOARD OF DIRECTORS


                                             /s/ Ruthanne Orth
                                             ------------------
                                             Ruthanne Orth
                                             Corporate Secretary
Evansville, Indiana
October 16, 2001

IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

                         FIRST BANCORP OF INDIANA, INC.
                       ----------------------------------

                                 PROXY STATEMENT
                       ----------------------------------


         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Bancorp of Indiana, Inc. ("First Bancorp" or the "Company") to be used at the annual meeting of shareholders of the Company. The Company is the holding company for First Federal Savings Bank ("First Federal"). The annual meeting will be held at the North Side office of First Federal Savings Bank at 4451 N. First Avenue, Evansville, Indiana on Wednesday, November 21, 2001, at 10:00 a.m., local time. This proxy statement and the enclosed proxy card are being first mailed to shareholders on or about October 16, 2001.

                           Voting And Proxy Procedure

Who Can Vote at the Meeting

         You are entitled to vote your First Bancorp common stock if the records of the Company showed that you held your shares as of the close of business on September 17, 2001. As of the close of business on that date, a total of 1,795,136 shares of First Bancorp common stock were outstanding. Each share of common stock has one vote. As provided in the Company's Articles of Incorporation, record holders of the Company's common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

Attending the Meeting

         If you are a beneficial owner of First Bancorp common stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of First Bancorp common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Vote Required

         The annual meeting will be held if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes for determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

         In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election. In voting on approval of the amendment to the First Bancorp of Indiana, Inc. 1999 Stock-Based Incentive Plan and the ratification of the appointment of BKD LLP as independent auditors, you may vote in favor of the proposals, vote against the proposals or abstain from voting. These matters will be decided by the affirmative vote of a majority of the votes cast at the annual meeting. On these matters, abstentions and broker non-votes will have no effect on the voting.

Voting by Proxy

         This proxy statement is being sent to you by the Board of Directors of First Bancorp for the purpose of requesting that you allow your shares of First Bancorp common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of First Bancorp common stock represented at the meeting by properly executed proxies will be voted in accordance with the instructions indicated on the proxy card. If you sign and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends that you vote FOR each of the nominees for director, FOR approval of the amendment to the First Bancorp of Indiana, Inc. 1999 Stock-Based Incentive Plan and FOR ratification of BKD LLP as independent auditors.

         If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting in order to solicit additional proxies. If the annual meeting is adjourned or postponed, your First Bancorp common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

         You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

         If your First Bancorp common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form that accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank.

Participants in First Federal's ESOP

         If you participate in the First Federal Savings Bank Employee Stock Ownership Plan (the "ESOP"), you will have received with this proxy statement a voting instruction form that reflects all shares you may vote under this plan. Under the terms of the ESOP, the ESOP trustees vote all shares held by the ESOP, but each participant in the ESOP may direct the trustees how to vote the shares of First Bancorp common stock allocated to his or her account. The ESOP trustees, subject to the exercise of their fiduciary duties, will vote all unallocated shares of common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which the trustees have received voting instructions. The deadline for returning your voting instructions to the trustees is November 14, 2001.

                                 Stock Ownership

         The following table provides information as of September 17, 2001 with respect to persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.


                                                                 Percent of
                                            Number of           Common Stock
Name and Address                           Shares Owned          Outstanding
----------------------                 -------------------     --------------
First Federal Savings Bank                 181,663 (1)              10.1%
Employee Stock Ownership Plan
2200 W. Franklin Street
Evansville, Indiana 47712

-------------------------
(1) As of September 17, 2001, 30,300 shares have been allocated under the ESOP to participants' accounts. The trustees of the ESOP are Harold Duncan and Michael H. Head. See "Voting and Proxy Procedure - Participants in First Federal's ESOP" for a discussion of the ESOP's voting procedures.

         The following table provides information about the shares of First Bancorp common stock that may be considered to be beneficially owned by each director or nominee for director of the Company and by all directors and executive officers of the Company as a group as of September 17, 2001. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown.


                                                                    Number of Shares
                                              Number of           That May Be Acquired         Percent of
                                             Shares Owned          Within 60 Days by         Common Stock
                    Name                 (Excluding Options)       Exercising Options        Outstanding(1)
     --------------------------------   ----------------------   ----------------------     ---------------

     Herbert V. Dassel                         24,545(2)                 11,362                    2.0%
     Harold Duncan                             42,800(3)                 22,724                    3.6
     Michael H. Head                           43,284(4)                 22,724                    3.6
     Frank E. Kern                              8,546(5)                 11,362                    1.1
     E. Harvey Seaman III                           500                      --                      *
     James L. Will, Jr.                         9,745(6)                 11,362                    1.2
     Jerome A. Ziemer                          19,545(7)                 11,362                    1.7
     All directors and executive
     officers as a group (13 persons)           180,877                 100,293                   14.8


-------------------------
 *   Less than 1% of the shares of the Company common stock outstanding.
(1) Based on 1,795,136 shares of Company common stock outstanding and entitled to vote as of September 17, 2001, plus the number of shares that may be acquired within 60 days by each individual (or group of individuals) by exercising stock options.
(2) Includes 5,000 shares owned by Mr. Dassel's spouse. Also includes 3,636 unvested shares awarded under the Company's 1999 Stock-Based Incentive Plan for which Mr. Dassel has voting power but not investment power.
(3) Includes 3,501 shares owned by Mr. Duncan's spouse. Also includes 18,179 unvested shares awarded under the Company's 1999 Stock-Based Incentive Plan and 5,066 shares allocated to Mr. Duncan under the ESOP, for which Mr. Duncan has voting power but not investment power. Does not include shares held by First Federal's ESOP, for which Mr. Duncan serves as a trustee.
(4) Includes 11,125 shares owned by Mr. Head's spouse and 5,618 shares owned by Mr. Head's children. Also includes 10,907 unvested shares awarded under the Company's 1999 Stock-Based Incentive Plan and 2,907 shares allocated to Mr. Head under the ESOP, for which Mr. Head has voting power but not investment power. Does not include shares held by First Federal's ESOP, for which Mr. Head serves as a trustee.
(5) Includes 3,636 unvested shares awarded under the Company's 1999 Stock-Based Incentive Plan for which Mr. Kern has voting power but not investment power.
(6) Includes 200 shares owned by Mr. Will's children. Also includes 3,636 unvested shares awarded under the Company's 1999 Stock-Based Incentive Plan for which Mr. Will has voting power but not investment power.
(7) Includes 15,000 shares held by a revocable trust for which Mr. Ziemer serves as trustee. Also includes 3,636 unvested shares awarded under the Company's 1999 Stock-Based Incentive Plan for which Mr. Ziemer has voting power but not investment power.


                       Proposal 1 -- Election of Directors

         The Company's Board of Directors consists of six members. Four directors are independent and two of the directors are members of management. The Board is divided into three classes with three-year staggered terms, with one-third of the directors elected each year. Two directors will be elected at the annual meeting to serve for a three-year term, or until their respective successors have been elected and qualified. The Board of Directors' nominees are
E. Harvey Seaman III and Jerome A. Ziemer. Mr.

Ziemer is currently a director of the Company and First Federal. Herbert V. Dassel will be retiring from the Board of Directors upon the expiration of his term on the date of the annual meeting. Mr. Seaman has been nominated to fill the vacancy created by Mr. Dassel's retirement.

         It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card will vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

         The Board of Directors recommends that you vote FOR the election of both nominees.

         Information regarding the nominees for election at the annual meeting, as well as information regarding the continuing directors whose terms expire in 2002 and 2003, is provided below. Unless otherwise stated, each nominee has held his current occupation for the last five years. The age indicated for each individual is as of June 30, 2001. The indicated period for service as a director includes service as a director of First Federal.

                        Nominees for Election of Director

         E. Harvey "Skip" Seaman III is the Owner, President and Chief Executive Officer of Product Acceptance & Research, a nationally known provider of marketing research and marketing services. Age 45.

         Jerome A. Ziemer is the Director and majority shareholder of Ziemer Funeral Homes in Evansville, Indiana. Age 63. Director since 1979.

                         Directors Continuing in Office

         The following directors have terms ending in 2002:

         Harold Duncan joined First Federal in 1964 and served as a loan officer, Assistant Vice President, Vice President, and Executive Vice President before becoming President in 1990. Mr. Duncan added the title of Chief Executive Officer in 1991. Since 1999, he has served as President and Chief Executive Officer of the Company. Age 60. Director since 1978.

         Frank E. Kern is the Executive Director of the Evansville Association for the Blind, a not-for- profit enterprise engaged in rehabilitation and manufacturing. Age 72. Director since 1979.

         The following directors have terms ending in 2003:

         James L. Will, Jr. is the owner of James L. Will Insurance Agency, Inc. in Evansville, Indiana. Age 43. Director since 1987.

         Michael H. Head joined First Federal in 1980. From 1984 to 1994, he served as Vice President and Manager of the loan department. In 1994, he became Senior Vice President. In 1996, Mr. Head became Executive Vice President and in 1998 added the title of Chief Operating Officer. In October 2000, Mr. Head was named President and Chief Operating Officer of First Federal. Since 1999, he has served as Vice President of the Company. Age 43. Director since 2000.

Meetings and Committees of the Board of Directors

         The business of the Company and First Federal is conducted through meetings and activities of their Boards of Directors and their committees. During the fiscal year ended June 30, 2001, the Board of Directors of the Company held 13 meetings and the Board of Directors of the Bank held 12 meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors and committees on which such director served.

         The Audit Committee, consisting of Frank E. Kern, Herbert V. Dassel and Jerome A. Ziemer, receives and reviews all reports prepared by the Company's independent auditors. The Audit Committee met once during the fiscal year ended June 30, 2001.

         The Compensation Committee, consisting of Harold Duncan, Herbert V. Dassel, Frank E. Kern and James L. Will, Jr., is responsible for setting the salaries of all employees. The Compensation Committee met once during the fiscal year ended June 30, 2001.

         The Nominating Committee, consisting of the entire board of directors, selects annually the nominees for election as directors. This committee met on July 18, 2001 to select nominees for election as directors at this annual meeting. The Company's Bylaws provide for shareholder nominations of directors. See "Shareholder Proposals and Nominations."

Directors' Compensation

         Directors of First Federal receive a fee of $900 per month. No separate fees are paid for service on the Company's Board of Directors.

         First Federal maintains a deferred compensation arrangement for directors who may elect on an annual basis to defer up to 100% of their monthly Board and committee meeting fees and retainers. Upon the director's attainment of an age specified in his individual deferral agreement, First Federal will pay the balance of the director's deferral account in monthly installments over a period specified in the director's individual agreement. Over the deferral period, a director's account is credited with 10% annual interest with monthly compounding. In the event of a change in control of First Federal (as defined in the program) followed by a director's termination of service, each director will be entitled to receive a benefit increased to reflect three additional years of deferrals. First Federal has acquired life insurance on members of the Board to provide informal funding for its obligations under the program. During the fiscal year ended June 30, 2001, all directors deferred a portion of their fees, except for Mr. Kern and Mr. Head.

                             Executive Compensation

Summary Compensation Table

         The following information is furnished for Messrs. Duncan and Head. No other executive officers of the Company received salary and bonus of $100,000 or more during the year ended June 30, 2001.


                                                                            Long-Term Compensation
                                             Annual Compensation(2)                 Awards
                                             -----------------------     -----------------------------
                                                                          Restricted       Securities       All Other
                                                                            Stock          Underlying     Compensation
     Name and Principal           Fiscal       Salary        Bonus          Awards          Options          ($)(4)
         Positions                 Year        ($)(1)         ($)           ($)(3)            (#)
----------------------------     --------    ----------     --------     ------------     ------------    -------------
Harold Duncan                      2001      $153,600         $6,080          --                --           $29,505
   President and Chief Executive   2000       150,200          5,331       $207,357           56,810          30,953
   Officer                         1999       144,461          4,915          --                --             4,287

Michael H. Head                    2001       $98,050         $3,409          --                --           $16,875
   Vice President                  2000        79,993          2,842       $124,410           34,086          19,003
                                   1999        70,322          2,388          --                --             2,175

-------------------------
(1)   Includes board of directors' fees.
(2) Does not include the aggregate amount of perquisites and other personal benefits, which did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported.
(3) Represents the total value of the awards of 22,724 and 13,634 shares of restricted stock on April 24, 2000 granted to Messrs. Duncan and Head, respectively, which awards began vesting in equal installments over a five-year period on April 24, 2000. At June 30, 2001, the market values of the unvested restricted stock awards were $232,691 and $139,610, respectively. Dividends will be paid on the restricted stock.
(4) For 2001, consists of 401(k) employer contributions of $4,490 and $2,720 for Messrs. Duncan and Head, respectively, and ESOP allocations of $25,015 and $14,155 for Messrs. Duncan and Head, respectively.

Option Value at Fiscal Year End

      The following table provides information regarding unexercised stock options for Messrs. Duncan and Head as of June 30, 2001. Neither Mr. Duncan nor Mr. Head exercised any stock options during the year ended June 30, 2001.

                                          Number of Securities                         Value of Unexercised
                                         Underlying Unexercised                        In-the-Money Options
                                     Options at Fiscal Year-End (#)                 at Fiscal Year-End ($)(1)
                                     ------------------------------                 -------------------------
           Name                    Exercisable          Unexercisable          Exercisable           Unexercisable
--------------------------         ------------         --------------         ------------         ---------------
Harold Duncan                         22,724                34,086               $83,511                   $125,266
Michael H. Head                       22,724                11,362               $83,511                   $ 41,755

-------------------------
(1) Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on June 30, 2001 less the option exercise price. Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.

Employment Agreements

         First Bancorp and First Federal have entered into three-year employment agreements with Messrs. Duncan and Head. Under the employment agreements, the current salary levels for Messrs. Duncan and Head are $150,000 and $90,000, respectively, which amounts are paid by First Federal and may be increased at the discretion of the Board of Directors or an authorized committee of the Board. On the anniversary of the commencement date of the employment agreement, the term may be extended for an additional year at the discretion of the Board. The agreement is terminable by the employers at any time, by the executive if he is assigned duties inconsistent with his initial position, duties, responsibilities and status, or upon the occurrence of certain events specified by federal regulations. If the executive's employment is terminated without cause or upon the executive's voluntary termination following the occurrence of an event described in the preceding sentence, First Federal would be required to honor the terms of the agreement through the expiration of the current term, including payment of current cash compensation and continuation of employee benefits.

         The employment agreements also provide for a severance payment and other benefits in the event of involuntary termination of employment in connection with any change in control of First Bancorp or First Federal. A severance payment also will be provided on a similar basis in connection with a voluntary termination of employment where, subsequent to a change in control, the executive is assigned duties inconsistent with his position, duties, responsibilities and status immediately prior to such change in control.

         The maximum present value of the severance benefits under the employment agreements is 2.99 times the executive's average annual compensation during the five-year period preceding the effective date of the change in control (the "base amount"). The employment agreements provide that the value of the maximum benefit may be distributed, at the executive's election, in the form of a lump sum cash payment equal to 2.99 times the executive's base amount or a combination of a cash payment and continued coverage under First Federal's health, life and disability programs for a 36-month period following the change in control, the total value of which does not exceed 2.99 times the executive's base amount. Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times the individual's base amount are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the payment in excess of the base amount, and the Company would not be entitled to deduct such amount.

         The employment agreements restrict the executive's right to compete against First Bancorp and First Federal for a period of one year from the date of termination of the agreement if he voluntarily terminates employment, except in the event of a change in control.

Supplemental Retirement Agreement

         First Federal maintains a supplemental executive retirement program for key personnel in order to encourage continued employment and to provide an additional source of retirement income. The program provides that, upon the attainment of a specified retirement age, a participating officer will receive a benefit equal to the product of the officer's highest annual base compensation and the officer's "wage replacement percentage" reduced by the annual benefits derived by the officer from any other tax- qualified or non-qualified retirement arrangements sponsored by First Federal, provided, however, that the benefit will not be less than a minimum amount. For Messrs. Duncan and Head, the minimum benefit is $3,387 and $1,766, respectively per month. The officer's retirement age and "wage replacement factor" are specified in individual agreements entered into between First Federal and the officer. If the officer dies prior to attaining the normal retirement age, a survivor benefit is payable to the officer's surviving spouse or other designated beneficiary. In the event of an officer's termination without cause prior to attaining the normal retirement age, payment of the officer's accrued benefit as of the date of termination is deferred until the officer attains normal retirement age. In the event of disability, the officer may elect to begin receipt of his accrued benefit immediately in lieu of a deferred retirement benefit. In the event of a change in control of First Federal, as defined in the program, followed by the officer's termination of employment, the officer would be entitled to receive his full normal retirement benefit upon attaining his specified retirement age. All benefits are payable in the form of a monthly annuity over a period specified in the officer's individual agreement. As a condition of Mr. Duncan's receipt of benefits, he must, during the five-year period after benefits commence, provide certain consulting and advisory services to First Federal at the request of the Board of Directors. At present, Messrs. Duncan and Head, two other officers and one former employee participate in the supplemental retirement program.

Retirement Plan

         First Federal is a participant in the Financial Institutions Retirement Fund, a multi-employer, non-contributory defined benefit retirement plan. The following table indicates the annual retirement benefits that would be payable under the retirement plan upon retirement at age 65 to a participant electing to receive his retirement benefit in the standard form of benefit, assuming various specified levels of plan compensation and various specified years of credited service. Under the Internal Revenue Code, maximum annual benefits under the retirement plan are limited to $140,000 per year for the 2001 calendar year.


   Final Average
       Salary                                    Years of Service
--------------------   -------------------------------------------------------------------
                           15           20            25            30              35
                       ----------   -----------   ----------    ----------      ----------

    $  75,000           $22,500       $30,000     $ 37,500       $ 45,000        $ 52,500
      100,000            30,000        40,000       50,000         60,000          70,000
      125,000            37,500        50,000       62,500         75,000          87,500
      150,000            45,000        60,000       75,000         90,000         105,000
      175,000            52,500        70,000       87,500        105,000         122,500
      200,000            60,000        80,000      100,000        120,000         140,000


         The retirement plan provides for monthly payments to, or on behalf of, each covered employee. All full-time employees are eligible to participate in the retirement plan after completion of one year of service to First Federal and the attainment of age 21. To obtain one year of service, an employee must complete at least 1,000 hours of service in 12 consecutive months. Benefits are based upon years of service and salary excluding bonuses, fees, etc. Employees become vested following five years of service. As of June 30, 2001, Messrs. Duncan and Head had 36 years and 20 years, respectively, of credited service under the retirement plan.

         The normal retirement age is 65 and the early retirement age is before age 65, but after age 45. Normal retirement benefits are equal to 2% multiplied by the years of service to First Federal and by the employee's average base salary for the five highest consecutive years preceding retirement. If an employee elects early retirement, but defers the receipt of benefits until age 65, the formula for computation of early retirement benefits is the same as if the employee had retired at the normal retirement age. However, if the employee elects early retirement benefits payable under the retirement plan, the benefits are equal to the benefits payable assuming retirement at age 65 reduced by applying an early retirement factor based on age and vesting service when payments begin. Payment may also be deferred to any time up to age 70, in which case the retirement allowance payable at age 65 will be increased by 0.8% for each month of deferment after age 65. The maximum increase allowable is 48%. Under the retirement plan, First Federal makes annual contributions computed on an actuarial basis to fund the benefits.

         Upon retirement, the regular form of benefit under the retirement plan is an annuity payable in equal monthly installments for the life of the employee. Optional annuity or lump sum benefit forms may also be elected by the employee. Benefits under the retirement plan are not integrated with social security.

         At June 30, 2001, which is the date of the most recent retirement plan statement, the retirement plan's funding cost was $114,000.

         Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of the Compensation Committee of the Company and Performance Graph shall not be incorporated by reference into any such filings.

Report of the Compensation Committee

         Under rules established by the Securities and Exchange Commission, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Company for the fiscal year ended June 30, 2001. Because the Company conducts no activities other than managing the activities of First Federal, the following discussion addresses compensation information relating to the Chief Executive Officer and executive officers of First Federal for fiscal 2001 and sets forth the joint report of the Compensation Committee of the Company and the Wage and Salary Committee of First Federal (collectively the "Compensation Committee"). The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this proxy statement.

         General Policy. The Compensation Committee has the responsibility to recommend to the Board of Directors the amount and composition of compensation paid to the executive officers. The Board of Directors has the responsibility to review the report of the Compensation Committee and act on its recommendations. It is the policy of the Compensation Committee to review executive compensation not less than annually and more often if it deems appropriate.

         The Committee believes that compensation policy should reflect both executives' management skills as well as Company performance and shareholder returns. To this end, the following goals underlie the Committee's policies:

         1) To attract and retain key executives who possess the management skills and experience vital to the long-term success of the Company and First Federal.

         2) To provide compensation that is competitive and consistent with executive compensation levels found in the financial and banking industries.

         3) To motivate executives to enhance long-term shareholder value by building their ownership in the Company.

         4) To make the compensation program an integral part of the Company's long-term planning and management process.

         The Compensation Committee's goal is to utilize whatever means it considers necessary to obtain adequate and up-to-date information upon which to base its recommendations to the Board of Directors. The process which the Compensation Committee utilized for fiscal 2001 included reviewing the results of various compensation surveys, as well as assessing the performance of the Chief Executive Officer and other executive officers of First Federal.

         In preparing its analysis with respect to comparative compensation data, the Compensation Committee considers characteristics of peer institutions such as asset size, off-balance sheet assets, earnings, type of business operations, corporate structure and geographic location. With respect to analyzing comparative data for individual executive officers at peer institutions, the Compensation Committee considers the scope and similarity of officer positions, experience and the complexity of individual officer responsibilities.

         In making its compensation determinations, the Compensation Committee also considers the performance of executive officers. The Chief Executive Officer evaluates the performance of all other executive officers and reports to the Compensation Committee. The Compensation Committee evaluates the performance of the Chief Executive Officer. The Compensation Committee then reports to the Board of Directors regarding the performance of the Chief Executive Officer and other executive officers. The Compensation Committee also recommends to the Board of Directors the compensation of each of the executive officers, including the Chief Executive Officer. Upon review of the Compensation Committee's recommendations, the Board of Directors sets all executive compensation. The Chief Executive Officer, a member of the Board of Directors, abstains from voting on matters related to his compensation.

         Compensation Committee Considerations for Fiscal 2001. Compensation for executive officers is generally composed of salary, bonus, participation in various employee benefit plans, such as the employee stock ownership plan, the 401(k) plan, and the pension plan sponsored by First Federal, certain fringe benefits provided to employees and directors fees, if applicable. Executive officers may also participate in the non-qualified deferred compensation plan sponsored by First Federal upon designation by the Board of Directors. The benefits provided under the employee stock ownership plan, 401(k) plan, pension plan, and non-qualified deferred compensation plan are determined based on the executive's compensation and/or years of service with First Federal.

         This year, as in the past, First Federal consulted various compensation surveys, particularly that of the Indiana Bankers Association and America's Community Bankers. After considering information in such reports and the compensation, performance, experience and qualifications of the executive officers and their contributions to the performance of First Federal, the Compensation Committee recommended and the Board of Directors approved compensation levels for all executive officers.

         Compensation of the Chief Executive Officer. The Chief Executive Officer's compensation was determined by the factors discussed above, including compensation surveys and the overall qualitative performance of the Chief Executive Officer in managing the Company and First Federal during fiscal 2001. The compensation of the Chief Executive Officer was not determined for fiscal 2001 using any specific formula nor did his compensation relate specifically to corporate performance. The Board of Directors approved the recommendations made by the Compensation Committee regarding the Chief Executive Officer's compensation.

              The Compensation Committee of the Board of Directors
                        of First Bancorp of Indiana, Inc.


      Herbert V. Dassel                                       Frank E. Kern
      Harold Duncan                                           James L. Will, Jr.

                                Performance Graph

         The following graph compares the cumulative total shareholder return on First Bancorp common stock with the cumulative total return on the Nasdaq Index (U.S. Companies) and with the SNL Thrift Index. Total return assumes the reinvestment of all dividends. The base amount for First Bancorp common stock is $9.375 per share, which was the closing price on the initial day of trading on April 7, 1999.


                 [GRAPHIC CHART - PLOTTED POINTS LISTED BELOW]




                     Comparison of Cumulative Total Return*

                                          04/07/99     06/30/99     06/30/00      06/30/01
                                          --------     --------     --------      --------
First Bancorp of Indiana, Inc............    100          114          118           143
The Nasdaq Stock Market Index............    100          106          156            85
SNL Thrift Index.........................    100          102           86           148


* Assumes $100 invested in First Bancorp common stock at the closing price per share and each index on April 7, 1999 (the date on which First Bancorp common stock was first traded publicly) and that all dividends were reinvested. Source:
SNL Securities.

             Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

         Based solely on its review of the copies of the reports it has received and written representations provided to the Company, or written representations that no forms were necessary, the Company believes that during the past fiscal year, its executive officers, Directors and greater than 10% beneficial owners complied will all applicable filing requirements, except that the following reports by the following individuals were not filed on a timely basis due to administrative error: one report on Form 3 by Larry J. Northenor; one report on Form 3 by Christopher Viton; and one report on Form 4 containing three transactions by Mr. Head.

                          Transactions with Management

         Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, except for loans made pursuant to programs generally available to all employees, and must not involve more than the normal risk of repayment or present other unfavorable features. First Federal is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees, and has adopted a policy to this effect. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of the institution's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

Proposal 2. Amendment of the First Bancorp of Indiana, Inc.
            1999 Stock-Based Incentive Plan

         First Federal's shareholders are being asked to approve an amendment to the First Bancorp of Indiana, Inc. 1999 Stock-Based Incentive Plan to increase by 50,000 the number of shares of First Bancorp common stock that the Company may issue pursuant to the exercise of stock options awarded under the plan. The Company's Board of Directors adopted the amendment on July 18, 2001, subject to shareholder approval. The Company believes that an adequate reserve of shares available for issuance under the plan is necessary to enable the Company to compete effectively with other financial institutions to attract and retain key personnel and to secure the services of experienced and qualified persons as directors.

         The Company anticipates that, following the receipt of shareholder approval of the amendment to increase the number of shares available under the plan, it will, from time to time, award stock options to eligible directors, officers and other employees as part of the Company's overall compensation strategy. However, the Company has not made any specific determinations regarding the persons eligible to receive awards, the size of awards or the terms of awards.

General

         The plan authorizes the granting of options to purchase common stock of the Company and awards of restricted shares of common stock. Prior to the proposed amendment, 318,136 shares of First Bancorp common stock were authorized for issuance under the plan, consisting of 227,240 shares reserved for stock options and 90,896 shares reserved for restricted stock awards. If the proposed amendment is approved by the shareholders, an additional 50,000 shares will be reserved for stock options, bringing the total to 277,240 shares. As of September 1, 2001, no shares of First Bancorp common stock had been issued under the plan pursuant to the exercise of stock options, 204,516 shares were subject to outstanding options granted under the plan and 22,724 shares were available for additional stock option grants. No award may be granted under the plan after April 8, 2010, but awards granted prior to that date may extend beyond that date.

         All employees and non-employee directors of the Company and its affiliates are eligible to receive awards under the plan. The plan is administered by a committee (the "Committee") consisting of members of the Board of Directors who are not employees of the Company or its affiliates. Authorized but unissued shares or shares previously issued and reacquired by the Company may be used to satisfy awards under the plan. If authorized but unissued shares are used to satisfy restricted stock awards and the exercise of options granted under the plan, it will result in an increase in the number of shares outstanding and will have a dilutive effect on the holdings of existing shareholders.

Types of Awards

         General. The plan authorizes the grant of awards in the form of: (1) options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code (options which provide certain tax benefits to the recipients upon compliance with applicable requirements, but which do not result in tax deductions to the Company); (2) options that do not so qualify (options which do not provide the same income tax benefits to recipients, but which may provide tax deductions to the Company), referred to as "non-statutory stock options;" and (3) grants of restricted shares of stock. Each type of award may be subject to certain vesting or service requirements or other conditions imposed by the Committee.

         Options. Subject to the terms of the plan, the Committee has the authority to determine the amount of options granted to any individual and the date or dates on which each option will become exercisable and any other conditions applicable to an option. The exercise price of all options will be determined by the Committee but will be at least 100% of the fair market value of the underlying common stock at the time of grant. The exercise price of any option may be paid in cash, common stock, or any other form permitted by the Committee at its discretion. See "Alternate Option Payments." The term of options will be determined by the Committee, but in no event will an option be exercisable more than ten years from the date of grant (or five years from date of grant for a 10% owner with respect to incentive stock options).

         All options granted under the plan to officers and employees may, at the discretion of the Committee, qualify as incentive stock options to the extent permitted under Section 422 of the Internal Revenue Code. Under certain circumstances, incentive stock options may be converted into non- statutory stock options. In order to qualify as incentive stock options under Section 422 of the Internal Revenue Code, the option must generally be granted only to an employee, must not be transferable (other than by will or the laws of descent and distribution), the exercise price must not be less than 100% of the fair market value of the common stock on the date of grant, the term of the option may not exceed ten years from the date of grant, and no more than $100,000 of options may become exercisable for the first time in any calendar year. Notwithstanding the foregoing requirements, incentive stock options granted to any person who is the beneficial owner of more than 10% of the outstanding voting stock of the Company may be exercised only for a period of five years from the date of grant and the exercise price must be at least equal to 110% of the fair market value of the underlying common stock on the date of grant. Each non-employee director of the Company or its affiliates, as well as employees, will be eligible to receive non-statutory stock options.

         Unless otherwise determined by the Committee, upon termination of an option holder's services for any reason other than death, disability or termination for cause, all then exercisable options will remain exercisable for a period of time following termination (three months in the case of termination from service in general and one year in the cases of death, disability, retirement or termination following a change in control, as defined in the plan) and all unexercisable options will be canceled. In the event of the death or disability of an option holder or upon the occurrence of a change in control, all unexercisable options held by the option holder will become fully exercisable and remain exercisable for up to one year thereafter. In the event of termination for cause, all exercisable and unexercisable options held by the option holder will be canceled. In the event of the retirement of an option holder, the Committee will, under certain circumstances set forth in the plan, have the discretion to allow unexercisable options to continue to vest or become exercisable in accordance with their original terms.

         Under generally accepted accounting principles, compensation expense is generally not recognized with respect to the award of stock options.

         Restricted Stock Awards. Subject to the terms of the plan and applicable regulation, the Committee has the authority to determine the amounts of restricted stock awards granted to any individual and the dates on which restricted stock awards granted will vest or any other conditions which must be satisfied prior to vesting.

         Stock award recipients may also receive amounts equal to accumulated cash and stock dividends or other distributions (if any) with respect to shares awarded in the form of restricted stock. In addition, prior to vesting, recipients of restricted stock awards may also direct the voting of shares of common stock granted to them.

         Unless otherwise determined by the Committee, upon termination of the services of a holder of a stock award for any reason other than death, disability, retirement or termination for cause, all the holder's rights in unvested restricted stock awards will be canceled. In the event of the death or disability of the holder of the stock award or upon the occurrence of a change in control, all unvested restricted stock awards held by such individual will become fully vested. In the event of termination for cause of a holder of a stock award, all unvested stock awards held by such individual will be canceled. In the event of retirement of the holder of a stock award, the Committee will, under certain circumstances set forth in the plan and subject to applicable regulation, have the discretion to determine that all unvested restricted stock awards will continue to vest or be vested in accordance with the original terms of the grant.

Tax Treatment

         Options. An option holder will generally not be deemed to have recognized taxable income upon grant or exercise of any incentive stock option, provided that shares transferred in connection with the exercise are not disposed of by the optionee for at least one year after the date the shares are transferred in connection with the exercise of the option and two years after the date of grant of the option. If these holding periods are satisfied, upon disposal of the shares, the aggregate difference between the per share option exercise price and the fair market value of the common stock is recognized as income taxable at capital gains rates. No compensation deduction may be taken by the Company as a result of the grant or exercise of incentive stock options, assuming these holding periods are met.

         In the case of the exercise of a non-statutory stock option, an option holder will be deemed to have received ordinary income upon exercise of the option in an amount equal to the aggregate amount by which the fair market value of the common stock exceeds the exercise price of the option. In the event shares received through the exercise of an incentive stock option are disposed of prior to the satisfaction of the holding periods (a "disqualifying disposition"), the exercise of the option will essentially be treated as the exercise of a non-statutory stock option, except that the option holder will recognize the ordinary income for the year in which the disqualifying disposition occurs. The amount of any ordinary income recognized by an optionee upon the exercise of a non-statutory stock option or due to a disqualifying disposition will be a deductible expense of the Company for federal income tax purposes.

         Restricted Stock Awards. When shares of common stock, as restricted stock awards, are distributed upon vesting, the recipient recognizes ordinary income equal to the fair market value of such shares at the date of distribution plus any dividends and earnings on such shares (provided such date is more than six months after the date of grant) and the Company is permitted a commensurate compensation expense deduction for income tax purposes.

Alternate Option Payments

         Subject to the terms of the plan, the Committee has discretion to determine the form of payment for the exercise of an option. The Committee may indicate acceptable forms in the award agreement covering such options or may reserve its decision to the time of exercise. No option will be considered exercised until payment in full is accepted by the Committee. Any shares of common stock tendered in payment of the exercise price of an option will be valued at the fair market value of the common stock on the date prior to the date of exercise.

Amendments

         Subject to certain restrictions contained in the plan, the Board of Directors or the Committee may amend the plan in any respect, at any time, provided that no amendment may affect the rights of the holder of an award without his or her permission and such amendment must comply with applicable law and regulation.

Adjustments

         In the event of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, or in the event an extraordinary capital distribution is made, including the payment of an extraordinary dividend, the Committee may make such adjustments to previously granted awards, to prevent dilution, diminution or enlargement of the rights of the holder; provided, however, that in the case of an extraordinary dividend, the Committee may be required to obtain approval of the Office of Thrift Supervision prior to any such adjustment. All awards under this plan will be binding upon any successors or assigns of the Company.

Nontransferability

         Unless determined otherwise by the Committee, awards under the plan will not be transferable by the recipient other than by will or the laws of intestate succession or pursuant to a domestic relations order. With the consent of the Committee, a recipient may permit transferability or assignment for valid estate planning purposes of a non-statutory stock option as permitted under the Internal Revenue Code or federal securities laws and a participant may designate a person or his or her estate as beneficiary of any award to which the recipient would then be entitled, in the event of the death of the participant.

         The Board of Directors recommends that you vote FOR the approval of the proposed amendment to the First Bancorp of Indiana, Inc. 1999 Stock-Based Incentive Plan.

                     Proposal 3 -- Ratification of Auditors

         The Board of Directors has appointed BKD LLP to be its auditors for the 2002 fiscal year, subject to the ratification by shareholders. In June 2001, Olive LLP, the Company's independent auditors for the fiscal year ended June 30, 2001, merged with Baird, Kurtz and Dobson to form BKD LLP. A representative of BKD LLP is expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he or she desire to do so.

         If the ratification of the appointment of the auditors is not approved by a majority of the votes cast by shareholders at the annual meeting, other independent public accountants will be considered by the Board of Directors.

         The Board of Directors recommends that you vote FOR the ratification of the appointment of auditors.

         The following table sets forth the fees billed to the Company for the fiscal year ending June 30, 2001 by Olive LLP:


         Audit Fees....................................           $32,000
         Financial information and systems
           design and implementation fees..............                 0
         All other fees*...............................            27,395

         * Includes fees for tax-related services, due diligence reviews and assistance with securities filings.

         The Audit Committee believes that the provision of non-audit services by BKD LLP are compatible with maintaining BKD LLP's independence.

                          Report of the Audit Committee

         The Audit Committee of the Board of Directors is responsible for exercising independent, objective oversight of the Company's independent auditors, accounting functions and internal controls. The Audit Committee is comprised of Frank E. Kern, Herbert V. Dassel and Jerome A. Ziemer, each of whom is independent under The Nasdaq Stock Market, Inc.'s listing standards. The Audit Committee Charter is attached as Appendix A.

         The Audit Committee reviewed and discussed the annual financial statements with management and the independent accountants. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also received and reviewed written disclosures and a letter from the accountants concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the accountants the contents of such materials, the accountant's independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussion, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended June 30, 2001 for filing with the Securities and Exchange Commission.

                  The Audit Committee of the Board of Directors
                        of First Bancorp of Indiana, Inc.

                                  Frank E. Kern
                                Herbert V. Dassel
                                Jerome A. Ziemer

                      Shareholder Proposals and Nominations

         Proposals that shareholders seek to have included in the proxy statement for the Company's next annual meeting must be received by the Company no later than June 18, 2002. If next years annual meeting is held on a date more than 30 calendar days from November 21, 2002, a shareholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. Any such proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

         The Company's Bylaws provide that in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a shareholder must deliver notice of such nominations and/or proposals to the Secretary not less than 60 nor more than 90 days prior to the date of the annual meeting; provided that if less than 71 days' notice of the annual meeting is given to shareholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to shareholders or public disclosure of the meeting date was made. A copy of the Bylaws may be obtained from the Company.

                                  Miscellaneous

         The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of First Bancorp common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

         The Company's Annual Report to Shareholders has been mailed to all persons who were shareholders as of the close of business on September 17, 2001. Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

         A copy of the Company's Form 10-K, without exhibits, for the fiscal year ended June 30, 2001, as filed with the Securities and Exchange Commission, will be furnished without charge to all persons who were shareholders as of the close of business on September 17, 2001 upon written request to the Corporate Secretary, First Bancorp of Indiana, Inc., 2200 West Franklin Street, Evansville, Indiana.

         Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

                                  BY ORDER OF THE BOARD OF DIRECTORS


                                  /s/ Ruthanne Orth
                                  -----------------
                                  Ruthanne Orth
                                  Corporate Secretary


Evansville, Indiana
October 16, 2001

                                                                      APPENDIX A

                            FIRST BANCORP OF INDIANA
                             AUDIT COMMITTEE CHARTER

                                Mission Statement

         The committee's role is to assist the board of directors in overseeing all material aspects of First Bancorp of Indiana, Inc.'s (the "Company") financial reporting, internal control, and audit functions, including a particular focus on the qualitative aspects of financial reporting to stockholders, on compliance with significant applicable legal, ethical, and regulatory requirements and to ensure the objectivity of the financial statements. The role also includes maintenance of strong, positive working relationships with management, external and internal auditors, counsel, and other committee advisors.

                                  Organization

         Committee Composition. The committee shall consist of at least three board members, all of whom shall be independent of management and the Company. Committee members shall have: (1) knowledge of the primary industries in which the Company operates; and (2) the ability to read and understand financial statements, including the balance sheet, income statement, statement of cash flows, and key performance indicators. At least one member of the committee, preferably the chairperson, must have past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background that results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Committee appointments, including selection of the committee chairperson, shall be approved annually by the full board.

         Meetings. The committee shall meet semi-annually. Additional meetings shall be scheduled as considered necessary by the committee or chairperson. A quorum of the committee shall be declared when a majority of the appointed members of the committee are in attendance.

         External Resources. The committee shall be authorized to access internal and external resources, as the committee requires, to carry out its responsibilities.

                           Roles and Responsibilities

Communication with the Board of Directors and Management

         o The chairperson and others on the committee shall, to the extent appropriate, have contact throughout the year with senior management, the board of directors, external and internal auditors and legal counsel, as applicable, to strengthen the committee's knowledge of relevant current and prospective business issues, risks and exposures. This will include requests by the committee that members of management, counsel, the internal and external auditors, as applicable, participate in committee meetings, as necessary, to carry out the committee's responsibilities.

         o The committee, with input from management and other key committee advisors, shall develop an annual plan, which shall include an agenda and procedures for the review of the Company's quarterly financial data, its year end audit, the procedures and results of the internal audit and the review of the independence of its accountants.

         o The committee, through the committee chairperson, shall report periodically, as deemed necessary, but at least semi-annually, to the full board.

         o The committee shall make recommendations to the full board regarding the compensation to be paid to the external auditors and its views regarding the retention of the auditors for the upcoming fiscal year.

Review of the Internal Audit

         o The internal audit function shall be responsible to the board of directors through the committee.

         o The committee shall review and assess the annual internal audit plan, including the activities and organizational structure of the internal audit function.

         o The committee shall meet with the internal auditors, at least annually, to review the status of the internal audit activities, any significant findings and recommendations by the internal auditors and management's response.

         o If either the internal auditors identify significant issues relative to the overall board responsibility that have been communicated to management but, in their judgment, have not been adequately addressed, they should communicate these issues to the committee.

Review of the External Audit

         o The committee shall meet with the external auditors, at least annually, who shall report all relevant issues to the committee.

         o The external auditors, in their capacity as independent public accountants, shall be responsible to the board of directors and the audit committee as representatives of the stockholders.

         o The committee shall review the annual financial statements, including the overall scope and focus of the annual audit. This review should include a determination of whether the annual financial statements are complete and consistent with the information known to committee members. This review shall also include a review of key financial statement issues and risks, their impact or potential effect on reported financial information, the processes used by management to address such matters, related auditor views, and the basis for audit conclusions. Any important conclusions concerning the year-end audit work should be discussed well in advance of the public release of the annual financial statements.

         o The committee shall annually review the performance (effectiveness, objectivity, and independence) of the external auditors. The committee shall ensure receipt of a formal written statement from the external auditors consistent with standards set by the Independence Standards Board. Additionally, the committee shall discuss with the auditor any relationships or services that may affect auditor objectivity or independence. If the committee is not satisfied with the auditors' assurances of independence, it shall take or recommend to the full board appropriate action to ensure the independence of the external auditor.

         o The committee shall review any important recommendations on financial reporting, controls, other matters, and management's response.

         o If the external auditors identify significant issues relative to the overall board responsibility that have been communicated to management but, in their judgment, have not been adequately addressed, they should communicate these issues to the committee.

Reporting to Stockholders

         o The committee should be briefed on the processes used by management in producing its interim financial statements and review and discuss with management any questions or issues concerning the statements. Any important issues on interim financial statements should be discussed well in advance of the public release of the interim financial statements.

         o The committee will ensure that management requires that the external auditors review the financial information included in the Company's interim financial statements before the Company files its quarterly reports with the Securities and Exchange Commission.

         o The committee shall review all major financial reports in advance of filings or distribution, including the annual report.

         o The committee shall annually provide a written report of its activities and findings, a copy of which shall be included within the proxy statement for the annual meeting. The report shall appear over the names of the audit committee. Such report shall be furnished to and approved by the full board of directors prior to its inclusion in the proxy statement. The report will state whether the committee: (i) has reviewed and discussed the audited financial statements with management;
                  (ii) has discussed with the independent auditors the matters to be discussed by Statement of Auditing Standards No. 61;
                  (iii) has received the written disclosures and the letter from the independent auditors regarding the independence required by Independence Standards Board Standard No. 1; (iv) has discussed with the auditors their independence; and (iv) based on the review and discussion of the audited financial statements with management and the independent auditors, has recommended to the board of directors that the audited financial statements be included in the Company's annual report on Form 10-K.

         o The Company shall disclose that the committee is governed by a written charter, a copy of which has been approved by the full board of directors. The committee shall review the charter annually, assess its adequacy and propose appropriate amendments to the full board of directors. A copy of the charter shall be filed as an appendix to the proxy statement at least every three years.

         o The Company shall also disclose in its proxy statement the independence of the committee. To the extent that the board appoints a non-independent director to the committee, the Company will disclose the nature of the relationship of the non-independent director and the reasons for appointing the non-independent director to the committee in the next proxy statement.

Regulatory Examinations

         o The committee shall review the results of examinations by regulatory authorities and management's response to such examinations.

Committee Self Assessment and Education

         o The committee shall review, discuss, and assess its own performance as well as the committee role and responsibilities, seeking input from senior management, the full board, and others.

         o The Committee shall review significant accounting and reporting issues, including recent professional and regulatory pronouncements and understand their impact on the Company's business, results of operation and financial statements.

         While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

                         FIRST BANCORP OF INDIANA, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                November 21, 2001
                              10:00 a.m. Local Time

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints the official proxy committee of the Board of Directors of First Bancorp of Indiana, Inc. (the "Company"), each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Shareholders, to be held on November 21, 2001, at 10:00 a.m. local time, at the North Side office of First Federal Savings Bank at 4451 N. First Avenue, Evansville, Indiana and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

         1. The election as directors of all nominees listed (except as marked to the contrary below).

            E. Harvey Seaman III
            Jerome A. Ziemer

                  FOR                VOTE WITHHELD              FOR ALL EXCEPT
                  |_|                     |_|                        |_|


            INSTRUCTION: To withhold your vote for any individual nominee, mark "For All Except" and write that nominee's name on the line provided below.

--------------------------------------------------------------------------------


         2. The approval of the amendment to the First Bancorp of Indiana, Inc. 1999 Stock-Based Incentive Plan.

                  FOR                    AGAINST                     ABSTAIN
                  |_|                      |_|                         |_|

         3. The ratification of the appointment of BKD LLP as independent auditors of First Bancorp of Indiana, Inc. for the year ending June 30, 2002.

                  FOR                    AGAINST                     ABSTAIN
                  |_|                      |_|                         |_|


       Your Board of Directors Recommends a Vote FOR Proposals 1, 2 and 3.

         This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR Proposals 1, 2 and 3. If any other business is presented at the annual meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the annual meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.


         PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE
                         ENCLOSED POSTAGE-PAID ENVELOPE.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.


Date ______________________              _____________________________________
                                         Signature of Shareholder



Date ______________________              _____________________________________
                                         Signature of Shareholder


         The above signed acknowledges receipt from the Company prior to the execution of this proxy of a notice of annual meeting of shareholders and of a proxy statement and of the annual report to shareholders.

                   [First Bancorp of Indiana, Inc. Letterhead]



Dear ESOP Participant:

         On behalf of the Board of Directors, I am forwarding to you the attached vote authorization form for the purpose of conveying your voting instructions to the trustees of the First Federal Savings Bank Employee Stock Ownership Plan (the "ESOP Trustees") on the proposals presented at the Annual Meeting of Shareholders of First Bancorp of Indiana, Inc. (the "Company") on November 21, 2001. Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Shareholders and the First Bancorp of Indiana, Inc. Annual Report to Shareholders.

         As a participant in the ESOP, you are entitled to vote all shares of Company common stock allocated to your account as of September 17, 2001. These allocated shares of Company common stock will be voted as directed by you, so long as your instructions are received by the ESOP Trustees by November 14, 2001. The ESOP Trustees, subject to their fiduciary duties, will vote any unallocated shares of Company common stock and any allocated shares of Company common stock for which timely instructions are not provided in a manner calculated to most accurately reflect the instructions from participants regarding the shares of Company common stock allocated to participants' accounts.

         In order to direct the voting of the shares of Company common stock allocated to your ESOP account, please complete, sign and date the attached vote authorization form and return it in the enclosed postage-paid envelope by November 14, 2001. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or First Federal Savings Bank. The votes will be tallied by Registrar and Transfer Company. The ESOP Trustees will use the voting instructions received from Registrar and Transfer Company to vote the shares of Company common stock in the ESOP Trust.



                                         Sincerely,


                                         /s/ Harold Duncan
                                         -------------------------
                                         Harold Duncan
                                         President and Chief Executive Officer

Name:
Shares:


                             VOTE AUTHORIZATION FORM
                             -----------------------

         I understand that the ESOP trustees are the holders of record and custodians of all shares of First Bancorp of Indiana, Inc. (the "Company") common stock allocated to me under the First Federal Savings Bank Employee Stock Ownership Plan and Trust. Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Shareholders to be held on November 21, 2001.

         Accordingly, the ESOP Trustees are to vote my shares as follows:

         1. The election as directors of all nominees listed (except as marked to the contrary below).

            E. Harvey Seaman III
            Jerome A. Ziemer

                  FOR                 VOTE WITHHELD              FOR ALL EXCEPT
                  |_|                      |_|                        |_|

            INSTRUCTION: To withhold your vote for any individual nominee, mark "For All Except" and write that nominee's name on the line provided below.


--------------------------------------------------------------------------------


         2. The approval of the amendment to the First Bancorp of Indiana, Inc. 1999 Stock-Based Incentive Plan.


                  FOR                    AGAINST                     ABSTAIN
                  |_|                      |_|                         |_|

         3. The ratification of the appointment of BKD LLP as independent auditors of First Bancorp of Indiana, Inc. for the year ending June 30, 2002.

                  FOR                    AGAINST                     ABSTAIN
                  |_|                      |_|                         |_|


        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED
                                   PROPOSALS.

         The ESOP Trustees are hereby authorized to vote any shares allocated to me as indicated above.



        ______________________         _____________________________________
                 Date                               Signature



Please date, sign and return this form in the enclosed envelope no later than November 14, 2001.